Exhibit 10.1

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is entered into as of June 24, 2015 among POSTROCK ENERGY SERVICES CORPORATION, a Delaware corporation (“PESC”), POSTROCK MIDCONTINENT PRODUCTION,  LLC, a Delaware limited liability company (“MidContinent” and together with PESC, collectively, the “Borrowers” and individually a “Borrower”), the undersigned Guarantors, CITIBANK, N.A., as Administrative Agent and Collateral Agent for the Lenders parties to the hereinafter defined Credit Agreement (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively) and the undersigned Lenders comprising Required Lenders.

Reference is made to the Third Amended and Restated Credit Agreement dated as of December 20, 2012 among Borrowers, the Administrative Agent, the Collateral Agent and the Lenders parties thereto (the “Credit Agreement”).  Unless otherwise defined in this First Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all section, exhibit and schedule references herein are to sections, exhibits and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this First Amendment.

In connection with the redetermination of the Borrowing Base to be effective as of the First Amendment Effective Date, the Borrowers and Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1. Amendments. Effective as of the First Amendment Effective Date (hereinafter defined), the Credit Agreement is amended as follows:

1.1Definitions.  Section 1.01 of the Credit Agreement is amended as follows:

(a)The following definition is amended in its entirety to read as follows:

“Agreement means this Third Amended and Restated Credit Agreement, which amends and restates in its entirety the Original Credit Agreement, as amended by the First Amendment and as may be further amended, modified, supplemented, or restated from time to time in accordance with the terms hereof.”

(b)The following definitions are inserted alphabetically into Section 1.01 of the Credit Agreement:

 “First Amendment means that certain First Amendment to
Third Amended and Restated Credit Agreement dated as of the  First Amendment Effective Date among the Borrowers, the Guarantors, Citibank, N.A., as Administrative Agent, Collateral Agent and the Required Lenders party thereto.”

“First Amendment Effective Date means June 24, 2015.”

1.2Section 2.02.  Section 2.02 of the Credit Agreement is hereby amended to add the following as Subsection (f) and to delete the word “Reserved”:

“(f)Notwithstanding anything contained in Section 2.02(c) to the contrary, with respect to the redetermination of the Borrowing Base originally scheduled to become effective on or about May 1, 2015, the provisions of this Section 2.02(f) shall govern and control.

(i) The Total Outstandings as of the end of the Business Day immediately preceding the First Amendment Effective Date equal $86,380,000.  The redetermined Borrowing Base in effect as of the First Amendment Effective Date, subject to the provisions of this Section 2.02(f), is $76,000,000, which will result in a $10,380,000 Borrowing Base Deficiency (such Borrowing Base Deficiency, the “First Amendment Deficiency”).  This First Amendment will be deemed a notification by the Administrative Agent to the Borrowers of the Borrowing Base Deficiency.  Borrowers hereby elect to amortize the First Amendment Deficiency over a six-month period commencing on July 22, 2015 so that the Outstanding Amount of Revolving Loans and the Outstanding Amount of L/C Obligations not Cash Collateralized shall in the aggregate be no greater than the amount specified in the table below next to the applicable period:

Period Beginning	Outstanding Amount of Revolving Loans and L/C Obligations not Cash Collateralized Not to Exceed
July 22, 2015	$84,650,000.00
August 22, 2015	$82,920,000.00
September 22, 2015	$81,190,000.00
October 22, 2015	$79,460,000.00
November 22, 2015	$77,730,000.00

December 22, 2015	$76,000,000.00

(ii) Until any Borrowing Base Deficiency is repaid in full, including the First Amendment Deficiency, no repayments or prepayments made by Borrower may be reborrowed. Pursuant to Section 8.01(n), any Borrowing Base Deficiency that continues to exist beyond the applicable time periods permissible under this Section 2.02 shall constitute an Event of Default, including if the Outstanding Amount of Revolving Loans and the Outstanding Amount of L/C Obligations not Cash Collateralized exceeds the amount specified above for the relevant period.  For the avoidance of doubt, and notwithstanding anything in Section 2.04(b)(ii) to the contrary, Borrowers are not required to make equal monthly installment payments with respect to the First Amendment Deficiency.

(iii) Notwithstanding anything contained herein or in any other Loan Document to the contrary, the Borrowing Base shall be redetermined on or about August 1, 2015, based on the December 31, 2014 Reserve Report relative to the Proved Reserves attributable to the Borrowing Base Oil and Gas Properties set forth in such December 31, 2014 Reserve Report, after taking into account changes in economic parameters and other occurrences for the period from December 31, 2014 through August 1, 2015.  The Administrative Agent shall make a determination of the Borrowing Base which shall become effective on or about August 1, 2015 (the “August 2015 Redetermined Borrowing Base”), and, in the case of an increase in the Borrowing Base, upon approval of all Lenders and the L/C Issuer, and in the case of maintaining or decreasing the Borrowing Base, upon approval of the Administrative Agent and the Required Lenders and in any case with the subsequent written notification from the Administrative Agent to the Borrowers.

(iv) Administrative Agent shall announce the August 2015 Redetermined Borrowing Base on or about August 1, 2015.  Such August 2015 Redetermined Borrowing Base, subject to the other provisions of this Agreement, shall be the Borrowing Base until the effective date of the next redetermination of the Borrowing Base as set out in this Section 2.02 scheduled to occur on or about November 1, 2015.

1.3Section 2.04(a).  The proviso in Section 2.04(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

“provided that (i) such notice must be received by the Administrative Agent not later than noon, Dallas time, (A) three Business Days prior to any date of prepayment of Eurodollar Rate Loans, and (B) the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $50,000 or a whole multiple of $50,000 in excess thereof; and (iii)

any prepayment of Base Rate Loans shall be in a principal amount of $50,000 or a whole multiple of $50,000 in excess thereof.”

1.4Section 6.02.  Section 6.02 of the Credit Agreement is hereby amended by deleting the word “and” at the end of Subsection (c), deleting the period at the end of Subsection (d) and substituting therefor a semicolon followed by the word  “and”, and inserting new Sections 6.02(e) and 6.02(f) to read in their entirety as follows:

“(e)beginning June 30, 2015 and ending at such time no Borrowing Base Deficiency exists, a memorandum describing Borrowers’ strategy for exploring strategic alternatives and a written update thereto every 14 days thereafter describing how the strategic alternative process is progressing; and

(f)beginning June 30, 2015 and ending at such time no Borrowing Base Deficiency exists, a monthly cash and debt repayment forecast for Borrowers, which cash and debt repayment forecast shall be shall be updated every 14 days by Borrowers.”

1.5Schedule 2.01.  Schedule 2.01 annexed to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 annexed hereto.

Paragraph 2.Effective Date. This First Amendment shall not become effective until the date (such date, the “First Amendment Effective Date”) the Administrative Agent receives this First Amendment, executed by the Borrowers, the Guarantors, the Administrative and the Required Lenders.

Paragraph 3.Acknowledgment and Ratification. The Borrowers and the Guarantors each (i) consent to the agreements in this First Amendment and (ii) agree and acknowledge that the execution, delivery, and performance of this First Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrowers or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, as amended and waived hereby, and all rights thereunder are hereby ratified and confirmed.

Paragraph 4. Representations.  The Borrowers and the Guarantors each represent and warrant to the Administrative Agent and the Lenders that as of the First Amendment Effective Date and after giving effect to the amendments set forth in this First Amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.

Paragraph 5. Expenses, Funding Losses.  The Borrowers shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this First Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this First Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements, if any.

Paragraph 6.Miscellaneous.

(a)This First Amendment is a “Loan Document” referred to in the Credit Agreement.  The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this First Amendment by reference.  Unless stated otherwise (i) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (ii) headings and captions may not be construed in interpreting provisions, (iii) this First Amendment will be construed, and its performance enforced, under New York law and applicable federal law and (iv) if any part of this First Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable.

Paragraph 7.Counterparts.  This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, facsimile, photocopy or by sending a scanned copy by electronic mail shall be effective as delivery of a manually executed counterpart of this First Amendment. Any signature page of a counterpart may be detached therefrom without impairing the legal effect of the signatures thereon and attached to another counterpart identical in form thereto but having attached to it one or more additional signature pages signed by other parties.

Paragraph 8.Entire Agreement. This First Amendment represents the final agreement between the parties about the subject matter of this amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Paragraph 9.Parties. This First Amendment binds and inures to the benefit of the Borrowers, the Guarantors, the Administrative Agent, the Collateral Agent, the Lenders, and their respective successors and assigns.

Paragraph 10. Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this First Amendment.

Paragraph 11.Release.  As additional consideration for the execution, delivery and performance of this First Amendment by the parties hereto and to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into this First Amendment, the Borrowers warrant and represent to the Administrative Agent, the Collateral Agent and the Lenders that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Administrative Agent, the Collateral Agent or any Lender or any defense to (i) the payment of Obligations under the Revolving Note and/or the Loan Documents, or (ii) the performance of any of their obligations with respect to the Revolving Note and/or the Loan Documents.  In the event any such facts, events, statuses or conditions exist or have existed, Borrowers unconditionally and irrevocably hereby RELEASE, RELINQUISH and forever DISCHARGE Administrative Agent, the Collateral Agent and the Lenders, as well as their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which Borrowers may have against any of them or their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives arising out of or with respect to (a) any right or power to bring any claim for usury or to pursue any cause of action based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of them, and their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable Law.

The parties hereto have executed this First Amendment in multiple counterparts to be effective as of the First Amendment Effective Date.

Remainder of Page Intentionally Blank

Signature Pages to Follow.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the First Amendment Effective Date.

BORROWERS:

POSTROCK ENERGY SERVICES CORPORATION,

as a Borrower

By:   /s/ Terry W.  Carter

Name: Terry W. Carter

Title: President and Chief Executive Officer

POSTROCK MIDCONTINENT PRODUCTION, LLC,

as a Borrower,

By:POSTROCK ENERGY SERVICES

CORPORATION,

Its sole member

By:   /s/ Terry W.  Carter

Name: Terry W. Carter

Title: President and Chief Executive Officer

GUARANTORS:

POSTROCK ENERGY CORPORATION,

as Guarantor

By:   /s/ Terry W.  Carter

Name: Terry W. Carter

Title: President and Chief Executive Officer

STP NEWCO, INC.,

a Delaware corporation,

as a Guarantor

By:   /s/ Terry W.  Carter

Name: Terry W. Carter

Title: President and Chief Executive Officer

PostRock Eastern Production, LLC,

a Delaware limited liability company,

as Guarantor

By: POSTROCK ENERGY SERVICES CORPORATION,

a Delaware corporation,

its sole member

By:   /s/ Terry W.  Carter

Name: Terry W. Carter

Title: President and Chief Executive Officer

PostRock HOLDCO, LLC,

a Delaware limited liability company,

as Guarantor

By: POSTROCK ENERGY SERVICES CORPORATION,

a Delaware corporation,

its sole member

By:   /s/ Terry W.  Carter

Name: Terry W. Carter

Title: President and Chief Executive Officer

ADMINISTRATIVE AGENT:

CITIBANK, N.A.,

as Administrative Agent and Collateral Agent

By:      /s/ Ryan Watson

Ryan Watson

Senior Vice President

AGREED TO AS OF THE FIRST

AMENDMENT EFFECTIVE DATE

BY THE FOLLOWING REQUIRED

LENDERS:

L/C ISSUER AND LENDER:

CITIBANK, N.A., as Lender

and L/C Issuer

By:      /s/ Ryan Watson

Ryan Watson

Senior Vice President

LENDERS:

CADENCE BANK, N.A.,

as Lender

By:   /s/ Anthony Blanco

Name: Anthony Blanco

Title: Vice President

COMPASS BANK,

as Lender

By:   /s/ Kathleen J. Bowen

Name: Kathleen J. Bowen

Title: Managing Director

ONEWEST BANK, N.A.,

as Lender

By:   /s/ Sean Murphy

Name: Sean Murphy

Title: Executive Vice President

TEXAS CAPITAL BANK, N.A.,

as Lender

By:   /s/ Phillip C. Jones

Name: Phillip C. Jones

Title: VP – Energy Lending

SCHEDULE 2.01

REVOLVING COMMITMENTS

Lender	Revolving Commitment	Pro Rata Share of Redetermined Borrowing Base	Pro Rata Share
Citibank, N.A.	$57,777,777.78	$21,955,555.56	28.8888888889%
Cadence Bank, N.A.	$40,000,000.00	$15,200,000.00	20.0000000000%
Compass Bank	$40,000,000.00	$15,200,000.00	20.0000000000%
OneWest Bank, N.A.	$40,000,000.00	$15,200,000.00	20.0000000000%
Texas Capital Bank, N.A.	$22,222,222.22	$8,444,444.44	11.1111111111%
TOTAL:	$200,000,000.00	$76,000,000.00	100.00%